-more- News ONEOK Completes Acquisition of Gulf Coast NGL System Latest Acquisition Accelerates Commercial Synergies for ONEOK TULSA, Okla. – June 17, 2024 – ONEOK, Inc. (NYSE: OKE) today announced that it has completed its acquisition of a system of natural gas liquids (NGL) pipelines from Easton Energy for approximately $280 million. “The closing of this strategic acquisition provides immediate earnings, expands our natural gas liquids asset portfolio and accelerates ONEOK’s ability to capture commercial synergies related to our recent acquisition of Magellan,” said Pierce H. Norton II, ONEOK president and chief executive officer. “These new assets offer significant connectivity between critical Gulf Coast supply and demand centers.” The transaction includes approximately 450 miles of liquids products pipelines located in the strategic Gulf Coast market centers for NGLs, refined products and crude oil. ONEOK plans to connect the pipelines to its Mont Belvieu, Texas, NGL infrastructure and ONEOK’s Houston refined products and crude oil infrastructure. View a map of the acquired pipelines. Learn more about ONEOK’s 2023 acquisition of Magellan. ------------------------------------------------------------------------------------------------------------------- At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation and storage services. Through our more than 50,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest diversified energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world. ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook, X and Instagram. June 17, 2024 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 Exhibit 99.1

ONEOK Completes Acquisition of Gulf Coast NGL System June 17, 2024 Page 2 Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected levels of quarterly and annual dividends), liquidity, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities laws and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "guidance," "intend," "may," "might," “outlook,” "plan," "potential," "project," "scheduled," "should," "will," "would" and other words and terms of similar meaning. One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements, including, without limitation, ONEOK being unable to achieve the anticipated benefits of the transaction. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in the other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and, other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ###